SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 3, 1997


                             The Netplex Group, Inc.
             (Exact name of registrant as specified in its charter)


    New York                     1-11784           11-2824578
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


            8260 Greensboro Drive, 5th Floor, McLean, Virginia 22101
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (703) 356-1717


                                       N/A
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         (Former name or former address, if changed since last report.)




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         Item 5.           Other Events.

                  On December 3, 1997 The Netplex Group, Inc. (the "Company") announced the appointment of Steven Wasserman as the new President of Software Resources of New Jersey, Inc. ("SRNJ"), a wholly-owned subsidiary of the Company. Mr. Wasserman succeeds Michael O'Connor who resigned his position to pursue other interests. SRNJ will also change its name to Contractor's Resources.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE NETPLEX GROUP, INC.



Dated: December 5, 1997                By:  /s/ Gene Zaino
                                           ---------------
                                           Name:  Gene Zaino
                                           Title: Chairman of the Board
                                                  and President


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